Herc Rentals Presentation June 2016 Version June 15, 2016: Supersedes all prior versions

Disclaimers Cautionary Notes on Forward-Looking Statements Hertz Equipment Rental Corporation (referred to herein as “the Company,” “HERC” or “Herc Rentals”) has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including information concerning the Company’s financial projections, future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures, debt levels, liquidity, business strategies, plans, objectives, targets, guidance, goals or outlook for the equipment rental market, non-residential starts, industrial spending and industrial production and GDP. Such forward-looking statements often include words such as “believe,” “expect,” “anticipate,” “project,” “potential,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions, although not all forward-looking statements contain such language. These statements are based on certain assumptions that we have made which we believe are reasonable. However, the Company cautions that these statements are subject to numerous important risks and uncertainties that could cause the Company’s results to differ materially from those expressed in the forward-looking statements due to a variety of factors, including, without limitation, those risks and uncertainties discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Information Statement filed as Exhibit 99.1 to the Registration Statement on Form 10 filed by Hertz Rental Car Holding Company, Inc. on May 27, 2016. Because the forward-looking statements contained in this presentation might not prove to be accurate, you should not place undue reliance upon them. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such forward-looking statements speak only as of the date made, and we undertake no obligation to update or publicly revise any forward-looking statements, whether as a result of new information, future events or otherwise. Regulation G This presentation includes certain “non-GAAP financial measures,” which is information that does not conform to generally accepted accounting principles (GAAP). Definitions of these terms as well as a reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP can be found in the appendix section of this presentation. Market References The Company competes globally in many diverse markets. References to "market" or "share" data are management estimations based on a combination of internal and external sources and assumptions. They are intended only to assist discussion of relative performance. No conclusion has been reached or should be reached regarding a "geographic market" or “market share,” as such terms may be used or defined for any economic, legal or other purpose. 2

Accounting Methodology Historical combined financial information included in this presentation has been derived from the consolidated financial statements and accounting records of Hertz Global Holdings, Inc. (“Hertz Holdings”) using the historical results of operations and assets and liabilities attributed to the equipment rental operations, and including allocations of expenses from The Hertz Corporation (“Hertz”). The historical financial information presented herein reflects the financial information of our equipment rental business as historically operated as part of Hertz, as if HERC was a stand-alone company for all periods presented. The historical results are not necessarily indicative of our results in any future period and do not necessarily reflect what the financial position and results of operations of the equipment rental business would have been had HERC operated as a stand-alone company during the periods presented. Also, please note that due to rounding, the sum of certain numbers may not equal the totals presented and certain percentage calculations may not precisely recalculate. 3

Today’s Presenters Larry Silber President and Chief Executive Officer Barbara Brasier Senior Vice President and Chief Financial Officer Bruce Dressel Chief Operating Officer Elizabeth Higashi Vice President, Investor Relations 4 Jason Oosterbeek Vice President, Pricing and Sales Strategy

Transaction Overview 5

We aspire to be the supplier, employer and investment of choice in our industry. Transaction Summary • Hertz Equipment Rental Corporation (“Herc” or “the Company”) is a leading equipment rental company in North America and operates a diversified fleet of equipment with a total OEC of $3.5 billion serving a broad customer base across diverse end markets, primarily in the construction, industrial, governmental, agricultural and entertainment sectors. • Herc expects to be separated from Hertz’s rental car business in a spin-off (the “Spin-Off”) on June 30, 2016 that is expected to be tax-free for federal income tax purposes • Herc’s ultimate parent will operate as a standalone publicly traded company, listed on the New York Stock Exchange under the symbol “HRI”. • Herc has issued $1.235 billion of 7.50% and 7.75% Senior Secured Second Priority Notes due 2022 and 2024, with net proceeds from this offering expected to be transferred to Hertz and its affiliates in connection with the Spin-Off. • Proceeds will be held in an escrow account until released in connection with the consummation of the Spin-Off. • Herc has obtained commitments for a $1.75 billion ABL Revolving Credit Facility at an expected initial rate of Libor plus 1.75% with certain lenders, and expects to have ~$930 million of total liquidity after the consummation of the Spin-Off. • Total leverage is expected to be approximately ~3.75x on a pro forma basis for the Spin-Off.1 6 1 Please refer to page 38. Total leverage is calculated as Debt / Pro Forma LTM Adjusted EBITDA.

Herc Rentals Overview 7

Unique Opportunity to Build Value Attractive long term industry fundamentals Significant opportunity for operational and financial improvement Commitment to disciplined capital management Strong asset base including $3.5 billion of OEC Strategically positioned to generate above market growth Strong brand recognition and reputation – 50+ years Industry savvy and experienced leadership team 8

Highly Experienced Leadership Team

EXECUTIVE LEADERSHIP
CEO, COO & CIO Have More Than 30 Years of Equipment Industry Experience



Larry Silber
CEO
35+ years



Barbara Brasier
CFO
30+ years



Bruce Dressel
COO
30+ years



Chris Cunningham
CHRO
30+ years



Richard Marani
CIO
30+ years



Maryann Waryjas
CLO
30+ years

Senior Staff Average Over 20 Years of Equipment and Related Industry Experience

Carlo Cavecchi	Paul Dickard	Elizabeth Higashi	Charles Miller	Nancy Merola	Jason Oosterbeek
VP, ProSolutions	*VP, Communications*	*VP, Investor Relations*	*VP, Operations*	*VP, Chief Accounting Officer*	*VP, Pricing & Sales Strategy*
20+ years	*25 years*	*30+ years*	*30+ years*	*30+ years*	*15+ years*

Regional Vice Presidents - Average of 24 Years of Industry Experience

Industry savvy and experienced leadership team

HercRentals™ 9

Reinvigorated Organization With a Customer-Centric Culture and Increased Focus on Operating Efficiency and Safety Our Vision To ensure that end users of our equipment and services achieve optimal performance safely, efficiently and effectively. Our Mission Our Values We do what’s right. We’re in this together. We take responsibility. We achieve results. We prove ourselves every day. We aspire to be the supplier, employer and investment of choice in our industry. 10

Company Overview

Company Snapshot

- One of the leading North American equipment rental companies
- Approximately 280 locations globally
- 4% market share in a highly fragmented market
- $1.6 billion in total revenue [1] (2015)
- $3.5 billion in fleet (OEC)
- ~ 4,600+ employees

N.A. Market Share [2]



United Rentals
13%
Sunbelt Rentals
7%
HercRentals
4%
9%
Top 4-10
Rest of Market
67%

2015 Market Size: ~$47 billion

Rental Revenue by Market [3]



Upstream Oil & Gas Branch Markets
19%
Non-Upstream Oil & Gas Branch Markets
81%

Business Mix by Rental Revenue[1]



Industrial
23%
Construction
38%
Other Customers
39%

Customer Mix [4]



National Account
50%
Local Customer
50%

Fleet Mix by OEC [5]



Other
17%
Aerial
27%
Electrical
9%
Truck
11%
Material Handling
17%
Earthmoving
19%

Herc Rentals is a diversified equipment rental company with a balanced business profile

1 FY 2015 excluding operations in France and Spain sold in October 2015. 2 Company estimates on North America (N.A.) market based on data from American Rental Association (ARA), IHS Global Insight, Rental Equipment Register (RER), Jefferies and competitors' public filings and presentations. 3 Upstream oil & gas and non-upstream oil & gas branch markets for the three months ended March 31, 2016. 4 FY 2015 N.A. rental revenue. 5 Average fleet original equipment cost (OEC) at year end December 31, 2015.

HercRentals™ 11

Market Leader with Significant Scale and Broad Footprint in North America Strong presence in growing regions 1 IHS Global Insight (April 2016) Locations are as of March 31, 2016. International operations are located in the United Kingdom, China, Saudi Arabia and Qatar. >9% 6-9% 3-6% 0-3% <0% Industry Rental Growth 1 4-Year CAGR Herc Rentals Location 12

Large, Diversified Rental Fleet $3.5 billion total fleet efficiently deployed with focus on utilization, margins and returns Note: Dollars in millions. 1 Average fleet original equipment cost (OEC) at year end December 31, 2015. 2 45% of equipment over seven years old has been refurbished or re-manufactured. OEC of serialized fleet totals $3.3 billion. Total OEC fleet is $3.5 billion. 3 N.A. FY 2015 data. Diversified Fleet Mix1 Significant Recent Investment2 Increased Focus on ProSolutionsTM and ProContractor ToolsTM Results in Higher Returns3 Equipment Age (Years) $454 $3.3B $440 $581 $653 $439 $182 $36 $129 $192 $192 0-1 1-2 2-3 3-4 4-5 5-6 6-7 7-8 8-9 >9 Total Type % of OEC Dollar Utilization Core 85% 34% ProSolutionsTM 13% 45% ProContractor ToolsTM 2% 62% $ in millions 13 Aerial 27% Earthmoving 19% Material Handling 17% Truck 11% Electrical 9% Other 17%

Quick Actions Result in Accelerating Profitability

Organizational Redesign	Fleet Optimization	Revenue Growth and Operational Efficiencies	Sales Effectiveness
• Aligned sales, fleet and operations • Established independent ProSolutions group • Hired industry savvy leadership team	• Focused on premium brands • Reduced supplier count by 40% • Created ProContractor Tools program • Expanded ProSolutions business	• Increased focus on local accounts and regional density • Opened three new greenfield locations • Implemented operating model to reduce FUR • Focused on new ancillary revenue opportunities	• Expanded sales force and optimized sales territories • Salesforce.com implemented • Aligned compensation to drive behaviors • Implemented Optimus pricing system

Rapid action to strengthen organization, fleet, and sales effectiveness accelerated quarterly growth

HercRentals™ 14

Quarterly Growth: Rental Revenue and Adjusted Corporate EBITDA Excluding Upstream Oil & Gas, Improved Each Quarter Adj. Corp. EBITDA1 (YOY % Δ) Q1’15 Q2’15 Q3’15 Q4’15 Q1’16 Excl. upstream oil & gas 7% 7% 11% 21% 14% Total (7)% (8)% (3)% (0)% (4)% 1 HERC reported as a segment of Hertz Global Holdings, on a constant FX rate basis as of December 31, 2015, and excluding France and Spain operations sold in October 2015. Revenues are broken out by upstream and non-upstream oil & gas branch markets. Rental Revenue1 (YOY % Δ) Q1’15 Q2’15 Q3’15 Q4’15 Q1’16 Excl. upstream oil & gas 12% 13% 14% 12% 12% Total 4% 2% 2% (1)% (1)% 15

(20%) (10%) 0% 10% 20% Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Upstream Oil & Gas Locations Non-Upstream Oil & Gas Locations Upstream Oil & Gas Branch Markets 19% Non- Upstream Oil & Gas Branch Markets 81% Addressing Weakness in Oil & Gas Markets Quick actions taken to reduce fleet and control costs in upstream oil & gas branch markets Rental Revenue Mix2 YoY % Change Q1’15 Q2’15 Q3’15 Q4’15 Q1’16 Excluding Upstream Oil & Gas Branch Markets +12% +13% +14% +12% +12% Upstream Oil & Gas Branch Markets (12%) (24%) (26%) (33%) (33%) (YoY% Change in OEC by Quarter) Oil & Gas as a % of Rental Revenue1 Fleet Evolution Rental Revenue Trends2 1 For the three months ended March 31, 2016. 2 HERC reported as a segment of Hertz Global Holdings, on a constant FX rate basis as of December 31, 2015, and excluding France and Spain operations sold in October 2015. Revenues are broken out by upstream and non-upstream oil & gas branch markets. $ in millions $309 $324 $353 $351 $308 Q1'15 Q2 '15 Q3'15 Q4 '15 Q1'16 Upstream Oil & Gas Non-Upstream Oil & Gas 16

Equipment Rental Industry

Strong Secular Equipment Rental Industry Growth Provides Unique Opportunity Strong market growth and further penetration of rental solutions expected to continue 1 IHS Global Insight, excludes Party & Event data. 2 Source: ARA. 3 Source: As reported by RER 100: Top Rental Equipment Companies of 2015 ranked by revenue. 4 Rental Penetration is defined as the percent of first cost equipment sold direct to rental companies vs other end users. 41% 48% 53% 2003 2008 2015 $36 $38 $38 $31 $32 $35 $38 $41 $44 $47 $50 $52 $55 $58 06 07 08 09 10 11 12 13 14 15 16E 17E 18E 19E ($ in Billions)  Market dynamics favor growing trend of customers renting vs. owning equipment - Frees up capital - Provides flexibility to adjust operations and cost base - Allows third party to fulfill fleet lifecycle management function - Outsource repair and maintenance of fleet - Herc benefits from a fragmented market and the advantage of scale North American Equipment Rental Market 1 North American Rental Penetration 2, 4 $4,949 $2,790 $1,411 $639 $559 $550 $450 $443 $442 $440 U n it e d R e n ta ls S u n b e lt R e n ta ls H o m e D e p o t B lu e L in e R e n ta ls Ma x im C ra n e R e n ta l C o rp S u n s ta te E q u ip m e n t H & E E q u ipme n t S e rv ic e s A h e rn R e n ta ls A g g re k o N o rt h A me ri c a Key Takeaways ($ in Millions) 18

2.4% 2.1% 2.4% 2.3% 2.1% 2.1% 1.3% 0.4% 2.5% 2.5% 2.2% 1.9% 2015A 2016E 2017E 2018E 2019E 2020E Construction and Industrial Outlook Positive Construction and industrial markets expected to grow Non-Residential Starts 1 Construction Put in Place 2 Architecture Billings Index 3 Construction Employment 4 Industrial Spending 5 Industrial Production & GDP 6 $302.6 $309.2 2015 2016E ($ in billions) Real GDP Ind. Prod. J a n -9 6 J a n -0 0 J a n -0 4 J a n -0 8 J a n -1 2 J a n -1 6 April 50.6 Reading above 50 implies expansion $211 $228 $250 $274 2015 2016E 2017E 2018E 8.7% 9.9% 9.1% 6.1% Total Construction Private Non- Residential Residential Public Construction 6,549 6,597 6,615 6,628 6,665 Nov 2015 Dec 2015 Jan 2016 Feb 2016 Mar 2016 (in thousands) April 2016, Year Over Year 1 Dodge Analytics. 2 U.S consensus, not seasonally adjusted. 3 The American Institute of Architects (AIA), rolling 3 month average of billings. ($ in billions) 4 Bureau of Labor Statistics, all construction employment. 5 Industrial information resources. 6 U.S. Federal Reserve Board of Governors and Oxford Economics. 19

Rental Rate Environment Opportunity to Continue to Offset Pricing Differential Key Drivers for Herc Rentals Pricing and Yield Opportunity 96 98 100 102 104 106 108 J a n -1 4 F e b -1 4 M a r- 1 4 A p r- 1 4 M a y -1 4 J u n -1 4 J u l- 1 4 A u g -1 4 S e p -1 4 O c t- 1 4 No v -1 4 De c -1 4 J a n -1 5 F e b -1 5 M a r- 1 5 A p r- 1 5 M a y -1 5 J u n -1 5 J u l- 1 5 A u g -1 5 S e p -1 5 O c t- 1 5 No v -1 5 De c -1 5 J a n -1 6 F e b -1 6 M a r- 1 6 Herc Rentals Benchmark Rental Rate Index 20 1 Rouse, US Data. Favorable customer and fleet mix shift will drive higher returns with existing & new clients Herc Rentals vs. Benchmark Sequential Rate Performance 1 Increased Local Penetration Significant Price Premium Fleet Diversification Increased ProContractor Tools & ProSolutions Enhanced Price Guidance Tools Enhanced Customer Portfolio Management Broader Customer Base Compensation Aligned With Fleet Returns To Drive Behavior Excluding upstream oil & gas branch markets, worldwide pricing was up 1% in Q1 ‘16.

Long-Tenured National Account Portfolio Provides Stable Base of Business National Accounts by Tenure (Years) Over 1,800 National Accounts • Dedicated national account managers • Stable revenue base • Longer transactions 78% of National Accounts revenue are from accounts open 20+ years 3% 3% 5% 11% 78% 0-5 5-10 10-15 15-20 20+ National accounts provide a firm foundation upon which to build 2015 Sales by Account Type 2015 Local 50% National Accounts 50% Herc Rentals Path Forward 21

The Path Forward o Broaden customer base o Expand products and services o Increase density in large urban markets o Grow branch revenues through price management and ancillary services Improve Operating Efficiencies Enhance Customer Experience Expand and Diversify Revenues o Improve vendor management and fleet availability o Drive operating performance through higher margin mix and volume o Focus on safety, labor productivity and reduction of warranty and labor costs o Provide premium products and services o Introduce innovative technology solutions • Enable mobility • Enhance fleet monitoring 22

Broaden North America Customer Base

Sales Force Effectiveness

- Optimize territories
- Align compensation with initiatives
- Salesforce.com rollout
- Utilize price guidance tool
- Increase "Boots on the ground"

Attract New Customers

- Focus on higher return customer mix
- Target new account generation
- Further penetrate local customer base
- Align sales initiatives with fleet strategy
- Focus on ProSolutions and ProContractor Tools

Target Revenue Profile



2015 [1]
National
50%
Over 1,800
national
accounts
Local
50%
Target
National
40%
Local
60%

Initiatives are Driving Growth (Q1 '16 vs Q1 '15) [2]

New Account Revenue	↑ 20%
Total Revenue excluding Upstream Oil & Gas Markets	↑ 12%

National accounts provide strong and stable base. Strategic sales initiatives are already delivering improved revenue, margins and utilization

1 FY 2015 rental revenue.
2 Represents HERC segment results on a constant FX rate basis for 1Q'2016 on a YoY basis

HercRentals™ 23

Q2 2015 Q1 2016 Improve North America Vendor Management and Fleet Availability Driving operational gains through buying efficiency and increased availability Consolidate Brands and OEMs Substantially Increased Fleet Available to Rent 40% # of Suppliers Lower vendor count = better leverage Simplification = lower operating expenses Lower FUR = lower capex and higher ROIC 1 point of FUR reduction = $35M Fleet available Fleet Unavailable for Rent (FUR) ~ 19% 18% 15% 13% 10% 2013 2014 2015 1Q2016 Target 24

ProSolutions and ProContractor Tools ~25-30% Core ~70-75% Expand Products and Services to Drive Higher Revenue and Margin 20151 ProSolutions and ProContractor Tools 15% Core 85% Target Focused on expanding ProSolutions and ProContractor Tools in N.A. 1 N.A. OEC fleet data. 2 Industry data and estimates for rates and time utilization OEC $136,000 Monthly Rate $4,200 Time Utilization 75.0% Estimated Annual Revenue $37,800 Estimated $ Ute 28% OEC $10,500 Monthly Rate $1,600 Time Utilization 60.0% Estimated Annual Revenue $11,520 Estimated $ Ute 110% One Wheel Loader = $136,000 13 Floor Scrubbers = $136,500 Estimated Annual Revenue = $37,800 Estimated Annual Revenue = $149,760 Comparative Estimated Revenue and $ Utilization2 25

Increase Density in Large Urban Markets

Herc Rentals Footprint and Market Size by State[1]


BC
AB
SK
MB
ON
QC
WA
OR
ID
MT
ND
SD
WY
MN
WI
MI
NY
VT
NH
ME
MA
NE
IA
PA
NJ
NV
UT
CO
KS
MO
IL
IN
OH
WV
VA
DE
MD
CA
AZ
NM
OK
AR
KY
TN
NC
SC
GA
AL
MS
LA
TX
FL
$1 Billion +
$500 – $1 Billion
$250 – $500 Million
$100 – $250 Million
$100 Million or Less

Increase Volume in Existing Branches[1]

	Market Size	HERC Share	HERC Locations
Southern California	$2.2 bn	3%	9
Atlanta	$815 mm	4%	8

Add Branches to Existing Markets[1]

	Market Size	HERC Share	HERC Locations
Washington DC / Baltimore	$1.3 bn	2%	4
South Florida (Miami)	$853 mm	2%	4

Improve fleet mix → Higher operational leverage & flow through

\+

Increase # of branches → Reach more customers and rent more fleet

Flood the zone strategy in attractive markets is expected to increase revenue & EBITDA

1 IHS Global Insight market size. Locations as of March 31, 2016.

HercRentals™

26

Drive Operating Performance through Higher Margin Mix and Volume 30% 40% 50% Small Medium Large Major Competitor Revenue / Branch <$2.5 Million $2.5 - $5.0 Million $5.0 - $10.0 Million Major Competitor’s Total Branches # of Branches3 81 109 80 897 Significant operating leverage in current N.A. branch footprint Increased Volume Drives Higher Profitability – Leveraging Branch Fixed Costs 1 Represents management estimates for weighted average N.A. branch EBITDA margins for FY 2015. 2 FY 2015 Adj. EBITDA margin and 4Q’15 number of branches of a major competitor based on public filings. 3 Branch count refers to North America only. EBITDA Margin by N.A. Branch Size 1 2 27

Supplier of Choice: Efficient, Effective and Safe Best in class brands combined with a comprehensive suite of services help customers work more efficiently, effectively and safely Consultive solutions Subject-matter experts Delivering Premium Products Delivering Solutions-Based Products and Services Providing Technology Solutions to Enhance Customer Experience  Mobile App allows managing fleet from anywhere  Telematics upgrade targeted for mid-summer 2016  Customer dashboard reporting - services include the ability to create a new account, extend/release equipment, schedule pickups, see open reservations and open invoices 28

Financial Overview 29

Financial Policy – Guiding Principles Capitalize on Market Growth Re-invest in Business to Grow Scale and Density Exercise Disciplined Capital Allocation Focus on Improving Margins and Returns Maintain Sufficient Liquidity and Prudent Leverage (Target 2.5x – 3.5x leverage over the cycle) Pursue Operating Strategy that Enables Flexibility and Cost Management in All Market Conditions 30

Historical Financial Profile Total Revenue Adj. EBITDA (% Margin) $ in millions$ in millions $1,407 $1,456 $1,412 $1,388 $329 $315 $267 $255 $1,736 $1,771 $1,678 $1,643 '13 '14 '15 Q1'16 LTM Equipment Rental Sale of Equipment, Service and Other % Revenue Growth 8% 2% (5%) 12% 3% (3%) Total $681 $650 $601 $557 $579 39% 37% 36% 35% 0.25 0.3 0.35 0.4 0.45 0.5 $0 $400 '13 '14 '15 Q1'16 LTM Select Operating Data 2 1 Same-store revenue growth is calculated as the year-over-year change in revenue for locations that are open at the end of the period reported and have been operating under our direction for more than twelve months. The same-store revenue amounts are adjusted in all periods to eliminate the effect of fluctuations in foreign currency. Our management believes eliminating the effect of fluctuations in foreign currency is appropriate so as not to affect the comparability of underlying trends. 2 See Appendix for definitions. Net Fleet CapEx $521 $435 $448 $385 '13 '14 '15 Q1'16 LTM $ in millions Rental 31 2013 2014 2015 Q1’16 LTM Same store revenue growth 1 10% 5% (1%) 0% Dollar utilization 37% 36% 35% 35% (5%) (7%)

Full Year 2016 Guidance* Adjusted EBITDA (Standalone) $560 million to $610 million Net Fleet Capital Expenditures: $375 million to $425 million 32 2016 Guidance Range Low High Segment Adjusted Corporate EBITDA $ 600 $ 650 Public Company Costs (32) (32) Gain/ (Loss) on sales of revenue earning equipment (8) (8) Adjusted EBITDA (Standalone) $ 560 $ 610 $s in millions * No reconciliation of the forecasted range for Adjusted EBITDA (Standalone) for fiscal 2016 is included in this presentation because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts and we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

33 2015 Q1 Non Upstream Oil & Gas Rest of Year Upstream Oil & Gas Rest of Year Ancillary Revenue France & Spain Public Company Costs net of allocations 2016 • Revenues in non-upstream oil & gas branch markets are expected to grow approximately 11% to 13% for the rest of the year, consistent with five quarters’ YoY performance • Revenues in upstream oil & gas branch markets are stabilizing and expected to report smaller declines for the rest of the year than experienced in Q1’16 • Ancillary revenue growth is expected to deliver near-term positive impact Outlook: Contributions by Major Category Build to 2016 Adjusted EBITDA Strong expected performance from non-upstream oil & gas markets and stabilizing upstream oil & gas markets contribute to improving profitability and margins in 2016 $560 million to $610 million $601 million

Key Initiatives Fueling Profitability and ROIC Long term, Adjusted EBITDA is targeted to meet or exceed peer metrics with ROIC expected to exceed cost of capital Improvement Opportunity Initiatives underway Shift Equipment Portfolio Mix  Adding ProSolutions and ProContractor Tools equipment to fleet expected to improve $ utilization Ancillary Revenue  Driving transportation, Rental Protection Plan and other ancillary revenue Branch Density / Scale  Maximizing operational leverage Labor Productivity  Improving Field Labor productivity in O&G and Non O&G markets Leverage Buying Power  Realizing procurement savings through vendor consolidation Price and Yield  Utilizing proprietary tool to maximize yield Operational Efficiency  Reducing internal and external repair costs, improving warranty recovery, and increasing productivity 34

Historical Net Maintenance & Growth Fleet Capex 35 $ in millions 2013 2014 2015 Q1 ‘16 LTM Estimated Maintenance Capex, Net 1 $ 240 $ 288 $ 270 $ 262 Growth Capex 281 147 178 123 Net Fleet Capex $521 $435 $448 $385 1 Reflects estimated 2% inflation factor compounded over 7 year average life of OEC sold less proceeds from disposal. • Maintenance fleet capex (net) is deemed to be the replacement cost of revenue-earning equipment that has been disposed and is calculated by adjusting the OEC of disposed fleet upward for inflation • Decisions around disposals are made with the following considerations: • Type of fleet • Age of fleet • Number of hours used • Maintenance costs • Ability to meet customer expectations on appearance and performance • Our fleet age of 47 months is competitive with peers and better than second-tier providers, and includes refurbished fleet that has not been re-aged

Substantial Flexibility Regarding Discretionary Spending 1 Estimated on 2% of LTM Q1 2016 Revenues. 2 Excludes France & Spain. Reflects estimated 2% inflation factor compounded over 7 year average life of OEC sold less proceeds from disposal. 3 The Company does not expect to be a federal cash tax payer in 2016 due to NOLs available following the Spin-Off. ($ in millions) LTM 3/31/16 Standalone LTM 3/31/16 Pro Forma Adjusted EBITDA $556.5 Less: Maintenance Non-Fleet Net Capex 1 ~ (35) Less: Maintenance Fleet Net Capex 2 ~ (245) Less: Cash Taxes3 ~ (10) Cash Flow Before Debt Service, One-Time Spin Related Cash Expenditures, and Investment in Growth ~ $266.5 HERC can manage through cycles by managing discretionary spending 36

Industry Practices Enable Financial Stability Through All Economic Cycles

Industry	In a Downturn	• Revenue and EBITDA decline • Industry de-fleets • Cash flow from de-fleeting is applied to debt reduction, potentially reducing leverage in the short-term
	In a Recovery	• Revenue and EBITDA pick up • Fleet is replenished • Cash flow is invested in re-fleeting and growth
Herc	During 2007 – 2010 Recession [1]	• Revenue fell ~40% peak to trough • EBITDA declined by ~50% • Negative net fleet capital expenditures in 2008 and 2009 generated positive free cash flow
	Oil & Gas Downturn	• Closed five branches in Canada and two in the US • Reduced Canadian workforce by 13% • Reduced or redeployed ~$150 million in OEC fleet in 2015 and ~$40 million in 2016 through Q1 2016)

Herc's discipline in capital deployment and targeted leverage range will enable it to prosper through an economic cycle

1 HERC reported as a segment of Hertz Global Holdings.

HercRentals™ 37

Maintain Prudent Capital Structure Ample liquidity (~$930 million) and long-dated maturities provide financial flexibility Pro Forma Capital Structure Valuable and Diverse Asset Base Support Debt Levels 1 Total ABL facility size of $1,750 million. 2 Capitalized leases. 3 Excludes results from France and Spain operations and includes the midpoint of our preliminary estimates of the additional recurring costs expected to be incurred annually as a stand-alone public company, excluding an estimated $6.0 million of non-cash expenses. 4 As of March 31, 2016. 5 Rouse Estimates. $ in millions As of March 31, 2016 New Senior ABL 1 $787 7.50% Senior Secured Second Priority Notes due 2022 610 7.75% Senior Secured Priority Notes due 2024 625 Other Corporate Debt 2 61 Total Debt $2,083 Cash $12 Net Debt $2,071 Pro Forma LTM Adjusted EBITDA 3 $556.5 Total Leverage (Debt / Pro Forma LTM Adjusted EBITDA) ~ 3.75x 38 $s in millions ~1.4x Tangible Asset Coverage As of March 31, 2016 Orderly Liquidation Value 5 is approximately equal to Fleet NBV $2,361 $244 $267 $2,071 $20 Tangible Assets 4 Net Debt $2,892 Fleet, NBV PPE, net Inventory, NBV A/R, NBV

Our Vision Employer of Choice Supplier of Choice Investment of Choice 39

Q&A

Appendix 41

Glossary of Terms OEC: Original Equipment Cost; the cost of the asset at the time it was first purchased. 1 Fleet Age: The OEC weighted age of the entire fleet. 2 Net Fleet Capex: Capital expenditures of revenue earning equipment minus the proceeds from disposal of revenue earning equipment. 3 Dollar Utilization ($ Ute): Dollar utilization means revenue derived from the rental of equipment divided by the original cost of the equipment (OEC) including additional capitalized refurbishment costs (with the basis of refurbished assets reset at the refurbishment date). 4 Pricing: Change in pure pricing achieved in one period vs another period. This is applied both to year-over-year and sequentially. Rental rates are calculated based on the category class rate variance achieved either year-over-year or sequentially for any fleet that qualifies for the fleet base and weighted by the prior year revenue mix. 5 EES: Environmental & Emissions Surcharge. 6 RPP: Rental Protection Program 7 ROIC: Latest 12-months After-Tax Adjusted Net Income and 5 pt. Average Invested Capital (ex. Intangibles, Goodwill, Inter-company Receivables & Payables, Investment in Subs and Deferred Tax Liabilities). 8 42

Adjusted Corporate EBITDA: Represents the Company’s performance metric as a segment of Hertz, which is defined as EBITDA plus the sum of restructuring and restructuring related charges, spin-off costs, loss on extinguishment of debt, impairment charges, gain on disposal of business and certain other items. Glossary of Terms – continued EBITDA: The sum of net income, provision for income taxes, interest expense, net, depreciation of revenue earning equipment and non-rental depreciation and amortization. 9 Adjusted EBITDA: EBITDA plus the sum of restructuring and restructuring related charges, spin-off costs, stock based compensation charges, loss on extinguishment of debt, impairment charges, gain on disposal of business and certain other items. 10 Pro Forma Adjusted EBITDA: Adjusted EBITDA less our estimated stand alone company costs (excluding stock based compensation), net of costs already reflected in our results from operations, and Adjusted EBITDA attributable to our operations in France and Spain. 11 Adjusted EBITDA Margin: Adjusted EBITDA divided by Total Revenue. 13 43 12 NBV: Net Book Value. 14

44 Twelve months ended Three months ended March 31, Year ended December 31, March 31, 2016 2016 2015 2015 2014 2013 Net income (loss) $ 108.1 $ (1.5) $ 1.7 $ 111.3 $ 89.7 $ 98.1 Provision for taxes on income 40.6 — 5.0 45.6 54.8 55.0 Interest expense, net 29.9 6.5 9.5 32.9 41.4 72.9 Depreciation of revenue earning equipment 342.4 81.8 83.1 343.7 340.0 325.3 Non-rental depreciation and amortization 68.9 10.5 18.8 77.2 75.1 68.9 EBITDA 589.9 97.3 118.1 610.7 601.0 620.2 Restructuring charges (1) 3.9 0.3 0.7 4.3 5.7 10.1 Restructuring related charges (2) 6.9 — 1.1 8.0 2.8 1.6 Spin-off costs (3) 25.7 9.2 9.3 25.8 28.3 — Stock-based compensation charges (4) 3.5 1.0 0.2 2.7 1.4 5.3 Loss on extinguishment of debt (5) — — — — 0.8 39.4 Impairment charges (6) — — — — 9.6 — Gain on disposal of business (7) (50.9) — — (50.9) — — Other (8) — — — — — 3.9 Adjusted EBITDA $ 579.0 $ 107.8 $ 129.4 $ 600.6 $ 649.6 $ 680.5 Estimated cash stand alone public company costs (9) (31.5) Allocated corporate costs in historical EBITDA (10) 21.3 Adjusted EBITDA attributable to our sale of France and Spain operations (12.4) Pro Forma Adjusted EBITDA $ 556.5 Non-GAAP Reconciliation of EBITDA, Adjusted EBITDA and Pro Forma Adjusted EBITDA $ in millions CONFIDENTIAL

(1) Represents expenses incurred under restructuring actions as defined in U.S. GAAP. (2) Represents incremental costs incurred directly supporting restructuring initiatives. (3) Represents expenses associated with the anticipated Spin-Off. (4) Represents non-cash stock-based compensation charges. (5) In 2013, represents losses on extinguishment of debt of $27.5 million and payment of $11.9 million of cash premiums due to the conversion of the 5.25% convertible senior notes. (6) Represents impairment charges related to revenue earning equipment held for sale. (7) Represents the pre-tax gain on the sale of our France and Spain operations. (8) Represents litigation settlements in 2013. (9) Represents the midpoint of our preliminary estimates of the additional recurring costs expected to be incurred annually as a stand-alone public company, excluding an estimated $6.0 million of non-cash costs related to stock based compensation. (10) Represents allocated corporate costs already reflected in our results of operations that are part of our estimated stand-alone public company costs. Non-GAAP Reconciliation - Continued 45

46 Year ended Twelve months ended December 31, 2015 March 31, 2016 Segment Total Revenues $ 1,518.0 $ 1,491.0 Sales of revenue earning equipment 161.2 152.2 Other (1.0) (0.7) Total Revenues (Standalone) $ 1,678.2 $ 1,642.5 Hertz Segment Revenue & Adjusted EBITDA Reconciliation to HERC Standalone Reporting $ in millions Year ended Twelve months ended December 31, 2015 March 31, 2016 Segment Adjusted Corporate EBITDA $ 610.0 $ 600.0 Allocated corporate costs historically performed by THC (21.8) (21.4) Gain / (Loss) on sales of revenue earning equipment 14.4 (0.2) Other (2.0) 0.6 Adjusted EBITDA (Standalone) $ 600.6 $ 579.0

Executive Biographies Lawrence H. Silber President and Chief Executive Officer Mr. Silber joined HERC in May 2015. Mr. Silber most recently served as an Executive Advisor at Court Square Capital Partners, LLP. Mr. Silber led Hayward Industries, one of the world's largest swimming pool equipment manufacturers as COO from 2008 to 2012, overseeing a successful transition through the recession returning the company to solid profitability. From 1978 to 2008, Mr. Silber worked for Ingersoll Rand in a number of roles of increasing responsibility. He led major Ingersoll Rand business groups including Utility Equipment, Rental and Remarketing and the Equipment and Services businesses. Earlier in his career, he led Sales, Marketing and Operations functions in the company's Power Tool Division and Construction and Mining Group. Mr. Silber served on the board of directors of SMTC Corporation (and for a time served as its interim President and CEO), the advisory board of Weiler Corporation, and currently serves on the board of Pike Electric Corporation, Inc. Mr. Silber earned his Bachelor of Arts degree from Rutgers College, The State University of New Jersey and also attended executive development programs at Harvard Business School, The University of Chicago’s Booth Business School and a co-sponsored program between Ingersoll Rand and Duke Fuqua School of Business. Barbara L. Brasier Senior Vice President and Chief Financial Officer Ms. Brasier joined HERC in November 2015 from Mondelez International, Inc. (formerly Kraft Foods, Inc.), where she served as Senior Vice President, Tax and Treasury since October 2012, when Mondelez spun off Kraft Foods Group, Inc. Ms. Brasier served as the Senior Vice President and Treasurer of Kraft Foods Inc. from October 2011 to September 2012 and from April 2009 to December 2010 and Senior Vice President, Finance of Kraft Foods Europe from December 2010 to October 2011. Prior to Kraft, Ms. Brasier was a Vice President and Treasurer of Ingersoll Rand from April 2004 to June 2008 and held roles of increasing responsibility at Mead Corporation and MeadWestvaco from June 1984 to March 2004. Ms. Brasier started her career in accounting at Touche Ross, now Deloitte & Touche, LLP. She received a BS in Accounting from Bowling Green State University and an MBA from the University of Dayton, Dayton, Ohio. Ms. Brasier is a Certified Public Accountant (inactive). James Bruce Dressel Chief Operating Officer Mr. Dressel joined HERC in June 2015, bringing with him significant expertise in the equipment rental industry and more than 30 years of experience in various leadership and senior management roles. Mr. Dressel served as President and CEO of Sunbelt Rentals, Inc. from February 1997 to July 2003, where he grew the company from 24 to 195 locations and expanded equipment rental offerings. Prior to Sunbelt, Mr. Dressel spent the first 12 years of his business career building a privately held service business that was acquired by Sunbelt in 1996. Following Sunbelt, Mr. Dressel held roles of increasing responsibility, including serving as Chief Sales Officer, for ADS, Inc., a provider of industry leading equipment and logistics support solutions to the Department of Defense and other federal agencies. Since 2013, Mr. Dressel has been consulting within the equipment rental industry. 47

Executive Biographies – continued Maryann A. Waryjas Senior Vice President , Chief Legal Officer and Secretary Ms. Waryjas joined HERC in November 2015 from Great Lakes Dredge & Dock Corporation, one of the largest providers of dredging services in the United States. At Great Lakes, Ms. Waryjas served as Senior Vice President, Chief Legal Officer and Corporate Secretary from August 2012 to November 2015. From 2000 until joining Great Lakes, Ms. Waryjas was a partner at the law firm of Katten Muchin Rosenman, LLP, where she most recently was co-chair of the firm’s Corporate Governance and Mergers and Acquisitions Practices. Ms. Waryjas served two consecutive terms on Katten’s Board of Directors. Prior to Katten, Ms. Waryjas was a partner at the law firms of Jenner & Block LLP and Kirkland & Ellis LLP. Ms. Waryjas received her B.S. degree, magna cum laude, from Loyola University and her J.D. degree, cum laude, from Northwestern University School of Law. Christian J. Cunningham Senior Vice President and Chief Human Resources Officer Mr. Cunningham joined HERC in September 2014 from DFC Global Corporation where he served as Vice President, Corporate HR and HR Services since June 2013 with global responsibility for all human resource matters for corporate staff. Previously Mr. Cunningham held the position of Vice President, HR, Compensation and Benefits at Sunoco Inc. and Sunoco Logistics from 2010 to 2013. Prior to Sunoco, Mr. Cunningham served at ARAMARK as Vice President, Global Compensation and Strategy (2008 to 2010); at Scholastic Inc. as Vice President, Compensation, Benefits and HRIS (2006 to 2007); and at Pep Boys as Assistant Vice President, Human Resources (2005 to 2006). Previously Mr. Cunningham held director and regional managerial positions, in roles with increasing levels of responsibility at Pep Boys (1995 to 2005) and Tire Service Corporation, Inc. (1985 to 1995). Mr. Cunningham earned his Master of Business Administration from the Wharton School, University of Pennsylvania, and a Bachelor of Arts degree in Behavioral Science and Psychology from the same university. Richard F. Marani Senior Vice President and Chief Information Officer Mr. Marani joined HERC in June 2015. Mr. Marani has more than 30 years of IT experience across industrial products, construction equipment, aerospace, and information technology businesses. Mr. Marani began his career at General Electric, transitioning into IT and going on to become an Information Technology Leader. Following a successful role at United Technologies, Mr. Marani joined Ingersoll Rand Corporation in 2002 as Vice President of IT, where he was responsible for the development and implementation of global IT strategies. While there, he built out IT systems in advance of the spin-off of the Compact and Utility Equipment division to Doosan Infracore, leaving with the spin to assume the IT leadership role at Doosan. After four years there he returned to Ingersoll in a senior IT leadership role, responsible for global IT strategy for a $3 billion sector of the Ingersoll Rand portfolio. 48

Herc Rentals Corporate History & Key Events

Growth / Consolidation (1965–2006) | **Financial Crisis** (2008–2010) | **Strategic Changes** (2011–2012) | **Path Forward** (2014–2015)

- **1965**: Herc Rentals Founded
- **1968**: Introduced industry-first National Accounts program
- **1973**: Rolled out new standardized locations
- **1979**: Entered industrial equipment rental & leasing markets
- **1989**: Entered France and Spain
- **1992**: **New HERC President named**
- **1997**: **New HERC President named**; Launched HertzEquip.com
- **1998**: Expanded into Canada with acquisition of Certified Rentals and Matthews Equipment Ltd.; Acquired BIGORENTS
- **2000**: Acquired AA Rentals; Acquired Service Pump and Compressor
- **2001**: Ford acquired Hertz
- **2003**: Launched full-scale general rental program and facilities renovation
- **2004**: Energy Services Group debuted
- **2005**: Hertz acquired by Private Equity Consortium; Crossed 300-location milestone in U.S. and Canada
- **2006**: Hertz IPO; **New Hertz CEO named**
- **2008**: Launched industry-first online rental account management; Launched Entertainment Services; Entered China
- **2010**: Industry first mobile-friendly website
- **2011**: **New HERC President named**
- **2012**: Acquired CINELEASE; Acquired Dow Pumps
- **2014**: **New HERC CEO named in June**; Hertz announced spin-off of rental equipment business
- **2015**: **Larry Silber named HERC CEO and began building new senior team and organization**; Sold operations in France and Spain

Over 50 years of outstanding legacy – strong foundation for the next chapter

HercRentals™ 49

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